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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


                          June 14, 2000
        Date of Report (Date of earliest event reported)


                       USARadio.com, Inc.
     (Exact name of registrant as specified in its charter)



           Colorado          0-27053         84-1493151
        (State or other    (Commission     (IRS Employer
        jurisdiction of   File Number)     Identification
        incorporation)                          No.)



       2290 Springlake Road
            Suite 107
          Dallas, Texas                        75234
 (Address of principal executive             (Zip Code)
             offices)


                          972.484.3900
       Registrant's telephone number, including area code


                               N/A
  (Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS

     On May 26, 2000, at the Annual Meeting of Shareholders of USARadio.com, Inc., a Colorado corporation formerly known as Ansel Project, Inc. ("USARadio-Colorado"), the shareholders of USARadio-Colorado approved a proposal to reincorporate the company in Delaware (the "Reincorporation") pursuant to an Agreement and Plan of Merger, dated April 10, 2000 (the "Merger Agreement"), between USARadio-Colorado and USARadio.com, Inc., a Delaware corporation and a wholly-owned subsidiary of USARadio-Colorado ("USARadio-Delaware"). The Merger Agreement is filed with this Current Report as Exhibit 2.1. The Reincorporation was effected on June 14, 2000 by merging USARadio-Colorado with and into USARadio-Delaware (the "Merger"). The Reincorporation changed the legal domicile of the company from Colorado to Delaware, but did not result in a change in the principal offices, business, management, capitalization, assets or liabilities of the company. By operation of law, USARadio-Delaware succeeded to all the assets and assumed all the liabilities of USARadio-Colorado.

     Upon the effectiveness of the Merger:

     * USARadio-Colorado ceased to exist and USARadio-Delaware continued to exist in its present form under the name
          "USARadio.com, Inc."

     * Each outstanding share of common stock of USARadio-Colorado, no par value per share, was automatically converted into one (1) fully paid and nonassessable share of common stock of USARadio-Delaware, par value $.001 per share.

     * The certificate of incorporation and bylaws of USARadio-Delaware effectively replaced the articles of incorporation and bylaws of USARadio-Colorado. A copy of the certificate of incorporation of USARadio-
          Delaware is filed with this Current Report as
          Exhibit 3.1, and a copy of the bylaws of USARadio-
          Delaware is filed with this Current Report as
          Exhibit 3.2.

     The foregoing description of the Merger is qualified in its entirety by reference to the full text of the Merger Agreement and to the description of the Reincorporation set forth in USARadio-Colorado's Information Statement with respect to the Annual Meeting of Shareholders of the Company held on May 26, 2000. The Company filed the Information Statement with the U.S. Securities and Exchange Commission on May 4, 2000.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits.

          2.1  Agreement and Plan of Merger, dated April 10,
               2000, by and between USARadio-Colorado and USARadio-Delaware.

          3.1  Certificate of Incorporation of USARadio-Delaware.

          3.2  Bylaws of USARadio-Delaware.

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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              USARadio.com, Inc.

Date:  June 15, 2000
                              By:  /s/ ROBERT MARLIN MADDOUX
                                  ------------------------------
                                   Robert Marlin Maddoux
                                   Chief Executive Officer


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                        INDEX TO EXHIBITS


Exhibit     Description
-------     ---------------------------------------------

2.1         Agreement and Plan of Merger, dated April 10,
            2000, by and between USARadio-Colorado and USARadio-Delaware.

3.1         Certificate of Incorporation of USARadio-
            Delaware.

3.2         Bylaws of USARadio-Delaware.